Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Max Maxfield, WY Secretary of State
FILED: 08/19/2010 01:05 PM
ID: 2010-000588847

Foreign Profit Corporation
Articles of Domestication

Pursuant to W.S. 17-16-1702 of the Wyoming Business Corporation Act, the undersigned hereby applies for a Certificate of Domestication and for that purpose hereby submits Articles of Domestication.

1. Corporation name:

ENVIROXTRACT, INC.

2. Incorporated under the laws of: NEVADA

(State or country of incorporation)

3. Date of incorporation: 04/09/1996

(mm/dd/yyyy)

4. Period of duration: PERPETUAL

(This is referring to the length of time the corporation intends to exist and not the length of time it has been in existence. The most common term used is "perpetual." You may refer to your Articles of Incorporation or contact the Corporations Division in your state of incorporation for your period of duration.)

5. Mailing address of the corporation:

2710 THOMES AVE.
CHEYENNE, WY 82001

6. Principal office address:

2710 THOMES AVE.
CHEYENNE, WY 82001

7. Name and physical address of its registered agent:

(The registered agent may be an individual resident in Wyoming, a domestic or foreign entity authorized to transact business in Wyoming, having a business office identical with such registered office. ***The registered agent must have a physical address in Wyoming.*** *A Post Office Box or Drop Box is not acceptable. If the registered office includes a suite number, it must be included in the registered office address.)*

WYOMING CORPORATE SERVICES INC.
2710 THOMES AVE.
CHEYENNE, WY 82001

RECEIVED
AUG 19 2010
SECRETARY OF STATE
WYOMING

8. Purpose or purposes of the corporation which it proposes to pursue in the transaction of business in Wyoming:

ANY AND ALL LAWFUL BUSINESS.

9. Names and usual business addresses of its current officers and directors:

Office	Name / Address
President	CARLTON WINGETT, 2710 THOMES AVE. CHEYENNE, WY 82001
Vice President	
Secretary	DENNIS ATKINS, 2710 THOMES AVE. CHEYENNE, WY 82001
Treasurer	DENNIS ATKINS, 2710 THOMES AVE. CHEYENNE, WY 82001
Director	DENNIS ATKINS, 2710 THOMES AVE. CHEYENNE, WY 82001
Director	CARLTON WINGETT, 2710 THOMES AVE. CHEYENNE, WY 82001
Director	

10. The aggregate number of shares or other ownership units which it has the authority to issue, itemized by classes, par value of shares, shares without par value and series, if any, within a class: See attached

Number of Shares	Class	Series	Par Value per Share

11. The aggregate number of issued shares or other ownership units itemized by classes, par value of shares, shares without par value and series, if any, within a class: None

Number of Shares	Class	Series	Par Value per Share
NA			

12. The corporation accepts the constitution of the state of Wyoming in compliance with the requirement of Article 10, Section 5 of the Wyoming Constitution.

Signature: [signature]

Date: 08/14/2010 (mm/dd/yyyy)

Print Name: Dennis Atkins

Title: CFO/Secretary/Director

Contact Person: Kristy Mensik

Daytime Phone Number: (307) 632-3333

Email: tax@wyomingcompany.com

EnviroXtract, Inc.
Capital Stock Structure
August 14, 2010

Common Stock

Par Value	**$0.0001**
Shares authorized	**3,800,000,000**

Preferred Stock Series E

Par Value	**$0.0001**
Shares authorized	**6,000,000**

Preferred Stock Series F

Par Value	**$0.0001**
Shares authorized	**100,000,000**

Preferred Stock Series G

Par Value	**$0.0001**
Shares authorized	**20,000,000**

Preferred Stock Series H

Par Value	**$0.0001**
Shares authorized	**20,000,000**

Checklist

- [ ] ***Filing Fee: $100.00*** Make check or money order payable to Wyoming Secretary of State.
- [ ] The application shall be executed by the Chairman of the Board, President or another of its officers.
- [ ] The Articles must be accompanied by a written consent to appointment executed by the registered agent. For consistency the Secretary of State's Office will only keep one version of the agent's name on file.
- [ ] A certified copy of its original articles of incorporation and all amendments currently certified within the last six (6) months by the proper officer of the state or nation of formation.
- [ ] The completed application must be accompanied by an **original certificate of existence/good standing**, dated not more than thirty (30) days prior to filing in Wyoming, duly authenticated by the Secretary of State or other official having custody of corporate records in the state or country of formation.
- [ ] Please submit one **originally signed** document and one exact photocopy of the filing.
- [ ] **Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing of your documents.**

Other Requirements:

- An annual report will be due annually on the first day of the anniversary month of formation. If not paid within sixty (60) days from the due date, the entity will be subject to dissolution/revocation.

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Consent to Appointment by Registered Agent

I, WYOMING CORPORATE SERVICES INC. , registered office located at
(name of registered agent)

2710 THOMES AVE.
CHEYENNE, WY 82001

voluntarily consent to serve

* *(registered office physical address, city, state & zip)*

as the registered agent for ENVIROXTRACT, INC.
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: [signature] **Date:** 8/19/2010
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Print Name: THERESE M. HOARD Daytime Phone: (307) 632-3333

Title: REGISTERED AGENT Email: tax@wyomingcompany.com

Registered Agent Mailing Address (if different than above): NA

***If this is a new address, complete the following:**

Previous Registered Office(s): NA

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________ **Date:**
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Checklist
☐ Submit one **originally signed** consent to appointment and one exact photocopy.

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

OFFICE OF THE
SECRETARY OF STATE

KRISTY MENSIK
WYOMING CORPORATE SERVICES INC
2710 THOMES AVE
CHEYENNE, WY 82001

Job:C20100819-0345
August 19, 2010

Special Handling Instructions:

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Cert of Existence (good standing - short form)	C7958-1996-001		1	$50.00	$50.00
Total					$50.00

Payments

Type	Description	Amount
Credit	123041|10081952614075	$50.00
Total		$50.00

Credit Balance: $0.00

Job Contents:
Web Certificate of Good Standing Short(s): 1

KRISTY MENSIK
WYOMING CORPORATE SERVICES INC
2710 THOMES AVE
CHEYENNE, WY 82001

SECRETARY OF STATE

STATE OF NEVADA

CERTIFICATE OF EXISTENCE
WITH STATUS IN GOOD STANDING

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that I am, by the laws of said State, the custodian of the records relating to filings by corporations, non-profit corporations, corporation soles, limited-liability companies, limited partnerships, limited-liability partnerships and business trusts pursuant to Title 7 of the Nevada Revised Statutes which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate.

I further certify that the records of the Nevada Secretary of State, at the date of this certificate, evidence, **ENVIROXTRACT, INC.**, as a corporation duly organized under the laws of Nevada and existing under and by virtue of the laws of the State of Nevada since April 9, 1996, and is in good standing in this state.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on August 19, 2010.

ROSS MILLER
Secretary of State

Electronic Certificate
Certificate Number: C20100819-0345
You may verify this electronic certificate online at **http://www.nvsos.gov/**

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

August 13, 2010

Job Number: C20100813-1529
Reference Number: 00002827090-28
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20100549834-36	Amended Designation	3 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Christine Rakow
Certificate Number: C20100813-1529
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

150301

150301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Amendment to Certificate of Designation After Issuance of Class or Series
(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number 20100549834-36
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/26/2010 11:10 AM
	Entity Number C7958-1996

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:
ENVIROXTRACT, INC.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:
PREFERRED

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:
The Preferred Class of Stock is being amended as follows: Preferred Class Series E conversion rate is being increased to allow one share of Series E stock to convert into 5,000 shares of common stock.

5. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

STATE OF NEVADA

ENVIROXTRACT, INC.

CERTIFICATE OF DESIGNATION
Preferred Stock Class:
Series E

The corporation, organized and existing under, and by virtue of the Nevada Revised Statutes, does hereby certify:

FIRST: That at a meeting of the Board of Directors of ENVIROXTRACT, INC.:

RESOLVED, that the Certificate of Designation for the Series E Preferred Stock Class is revised as follows:

REVISED CERTIFICATE OF DESIGNATION, SERIES E PREFERRED STOCK

1.1 DESIGNATION. Six million (6,000,000) shares of Series E Preferred Stock, $0.0001 per share, are authorized pursuant to Article IV of the Corporation's Articles of Incorporation, as amended.

1.2 CONVERSION RIGHTS.

a. Each individual share of Series E Preferred Stock shall be convertible into 5,000 (five-thousand) shares of Common Stock.

1.3 VOTING RIGHTS.

a. The Series E Preferred Stock shall have no voting rights.

1.4 DIVIDENDS. The holders of Series E Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in

accordance with Nevada Revised Statutes at which meeting the necessary number of shares as required by statute were voted in favor of the Certificate of Designation.

THIRD: That said Certificate of Designation was duly adopted in accordance with the provisions of the Nevada Revised Statutes.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 21st day of July, 2010.

By: Carlton Wingett, CEO

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

August 13, 2010

Job Number: C20100813-1529
Reference Number: 00002827090-28
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20100455010-88	Amended Designation	5 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Christine Rakow
Certificate Number: C20100813-1529
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

150301

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number 20100455010-88
Ross Miller Secretary of State State of Nevada	Filing Date and Time 06/23/2010 10:00 AM
	Entity Number C7958-1996

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:
ENVIROXTRACT, INC.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:
PREFERRED

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:
The Prefered Class of Stock is being amended as follows: Preferred Class Series G conversion rate is being increased to allow one share of Series G stock to convert into 25,000 shares of common stock

5. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X [signature]
Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

STATE OF NEVADA

ENVIROXTRACT, INC.

CERTIFICATE OF DESIGNATIONS
Preferred Stock Class:
Series G

The corporation, organized and existing under, and by virtue of the Nevada Revised Statutes, does hereby certify:

FIRST: That at a meeting of the Board of Directors of ENVIROXTRACT, INC.:

RESOLVED, that an Amendment to the Certificate of Designation for the Series G Preferred Stock Class is adopted as follows:

AMENDMENT TO THE CERTIFICATE OF DESIGNATION, SERIES G PREFERRED STOCK

2.1. DESIGNATION AND NUMBER OF SHARES. Twenty million (20,000,000) shares of Series G Preferred Stock, par value $0.0001 per share are authorized pursuant to Article IV of the Corporation's Articles of Incorporation, as amended (the "Series G Preferred Stock" or "Series G Preferred Shares").

2.2. DIVIDENDS. The holders of Series G Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

2.3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series G Preferred Stock, the holders of the Series G Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series G Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus

all declared but unpaid dividends, for each share of Series G Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series G Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's Common Stock.

2.4. CONVERSION AND ANTI-DILUTION.

(a) Each share of Series G Preferred Stock may be convertible, at any time by the respective holder, into the number of shares of the Corporation's common stock, par value $0.0001 per share (the "Common Stock"), equal to the price of the Series G Preferred Stock as stated in 2.6 of this Certificate of Designations, divided by the par value of the Common Stock, subject to adjustment as may be determined by the Board of Directors from time to time (the "Conversion Rate"). For example, assuming a $2.50 price per share of Series G Preferred Stock, and a par value of $0.0001 per share for Common Stock, each share of Series G Preferred Stock would be convertible into 25,000 shares of Common Stock. Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series G Preferred Stock of the holder's intention to convert the shares of Series G Stock, together with the holder's stock certificate or certificates evidencing the Series G Preferred Stock to be converted.

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Series G Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series G Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Series G Preferred Shares as provided herein shall be duly and validly issued and fully paid and nonassessable. Effective as of the Conversion Date, such converted Series G Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common

Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series G Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series G submitting such conversion notice.

(d) Shares of Series G Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 2.4(a) prior to the reverse split. The conversion rate of shares of Series G Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

2.5 VOTING RIGHTS. Each share of Series G Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Company.

2.6 PRICE AND ISSUANCE.

(a) The initial price of each share of Series G Preferred Stock shall be $2.50.

(b) The price of each share of Series G Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

(c) Shares of Series G Preferred Stock may be issued either i) to persons in exchange for the cancellation and retirement of debt held by such persons, as approved by the Board, or ii) in exchange for shares of Preferred Stock of the Corporation held prior to the adoption of this amended Certificate of Designation, at the sole election of the holder(s) of such shares, and without approval needed from the Board, but at the exchange rate as set by the Board, which rate shall not be different amongst such holder(s).

2.7 LOCK-UP RESTRICTIONS ON CONVERSION. Shares of Series G Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Nevada Revised Statutes at which meeting the necessary number of shares as required by statute were voted in favor of the Certificate of Designations.

THIRD: That said Certificate of Designations was duly adopted in accordance with the provisions of the Nevada Revised Statutes.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 22nd day of June, 2010.

By: Dennis Atkins, CFO

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

August 13, 2010

Job Number: C20100813-1529
Reference Number: 00002827090-28
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20100431306-50	Amendment	1 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Christine Rakow
Certificate Number: C20100813-1529
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20100431306-50
Ross Miller Secretary of State State of Nevada	Filing Date and Time 06/15/2010 1:15 PM
	Entity Number C7958-1996

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
ENVIROXTRACT, INC

2. The articles have been amended as follows: (provide article numbers, if available)
Article Three:

Authorized Shares	Class or Series	Par Value
3,800,000,000	Common	$0.0001

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: >60% of all shares outstanding

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

August 13, 2010

Job Number: C20100813-1529
Reference Number: 00002827090-28
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20100096884-28	Amendment	1 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Christine Rakow
Certificate Number: C20100813-1529
You may verify this certificate
online at **http://www.nvsos.gov/**

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number
[signature]	20100096884-28
Ross Miller Secretary of State State of Nevada	Filing Date and Time 02/16/2010 11:20 AM
	Entity Number C7958-1996

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

ENVIROXTRACT, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

THIRD:
The number and/or series of shares the corporation is authorized to issue is as follows:

Authorized Shares	Class or Series	Par Value
2,800,000,000	Common	$0.0001
200,000,000	Preferred	$0.0001

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: >60% of all shares outstanding

4. Effective date of filing: (optional) 2/8/2010

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

$825.00 + $125.00 = $950.00

Nevada Secretary of State Amend Profit-After
Revised: 3-6-09

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

August 13, 2010

Job Number: C20100813-1529
Reference Number: 00002827090-28
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20100096883-17	Amended Designation	9 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Christine Rakow
Certificate Number: C20100813-1529
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

150301

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number 20100096883-17
Ross Miller Secretary of State State of Nevada	Filing Date and Time 02/16/2010 11:20 AM
	Entity Number C7958-1996

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

ENVIROXTRACT, INC.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

PREFERRED

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

The Preferred Class of Stock is being amended to add the following designations:
Preferred Class Series F, 100,000,000 shares at $0.0001 par value per share
Preferred Class Series G, 20,000,000 shares at $0.0001 par value per share
Preferred Class Series H, 20,000,000 shares at $0.0001 par value per share

5. Effective date of filing: (optional) 2/8/2010

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X [signature]

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

$175.00 + $125.00 = $300.00

STATE OF NEVADA

ENVIROXTRACT, INC.

CERTIFICATE OF DESIGNATIONS
Preferred Stock Class:
Series F
Series G
Series H

The corporation, organized and existing under, and by virtue of the Nevada Revised Statutes, does hereby certify:

FIRST: That at a meeting of the Board of Directors of ENVIROXTRACT, INC.:

RESOLVED, that a Certificate of Designations for three new series of the Preferred Stock Class is adopted as follows:

CERTIFICATE OF DESIGNATION, SERIES F PREFERRED STOCK

1.1 DESIGNATION. One hundred million (100,000,000) shares of Series F Preferred Stock, par value $0.0001 per share, are authorized pursuant to Article IV of the Corporation's Articles of Incorporation, as amended (the "Series F Preferred Stock" or "Series F Preferred Shares").

1.2 CONVERSION RIGHTS.

a. If at least one share of Series F Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series F Preferred Stock at any given time, regardless of their number, shall be convertible into the number of shares of Common Stock which equals four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of conversion, plus ii) the total number of shares of Series G and Series H Preferred Stocks which are issued and outstanding at the time of conversion.

b. Each individual share of Series F Preferred Stock shall be convertible into the number of shares of Common Stock equal to:

> [four times the sum of: {all shares of Common Stock issued and outstanding at time of conversion + all shares of Series G and Series H Preferred Stocks issued and outstanding at time of conversion}]

divided by:

[the number of shares of Series F Preferred Stock issued and outstanding at the time of conversion]

1.3 ISSUANCE. Shares of Preferred Stock may only be issued in exchange for the partial or full retirement of debt held by Management, employees or consultants, or as directed by a majority vote of the Board of Directors. The number of Shares of Preferred Stock to be issued to each qualified person (member of Management, employee or consultant) holding a Note shall be determined by the following formula:

For retirement of debt:

$$\sum_{i=1}^{n} x_i \quad = \quad \text{number of shares of Series F Preferred Stock to be issued}$$

where $X_1 + X_2 + X_3 \ldots + \ldots X_n$ represent the discrete notes and other obligations owed the lender (holder), which are being retired.

1.4 VOTING RIGHTS.

a. If at least one share of Series F Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series F Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of Series G and Series H Preferred Stocks which are issued and outstanding at the time of voting.

b. Each individual share of Series F Preferred Stock shall have the voting rights equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of voting + all shares of Series G and Series H Preferred Stocks issued and outstanding at time of voting}]

divided by:

[the number of shares of Series F Preferred Stock issued and outstanding at the time of voting]

1.5. DIVIDENDS. The holders of Series F Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

CERTIFICATE OF DESIGNATION, SERIES G PREFERRED STOCK

2.1. DESIGNATION AND NUMBER OF SHARES. Twenty million (20,000,000) shares of Series G Preferred Stock, par value $0.0001 per share are authorized pursuant to Article IV of the Corporation's Articles of Incorporation, as amended (the "Series G Preferred Stock" or "Series G Preferred Shares").

2.2. DIVIDENDS. The holders of Series G Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

2.3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series G Preferred Stock, the holders of the Series G Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series G Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series G Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series G Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's Common Stock.

2.4. CONVERSION AND ANTI-DILUTION.

(a) Each share of Series G Preferred Stock may be convertible, at any time by the respective holder, into the number of shares of the Corporation's common stock, par value $0.0001 per share (the "Common Stock"), equal to the price of the Series G Preferred Stock as stated in 2.6 of this Certificate of Designations, divided by one hundred times the par value of the Common Stock, subject to adjustment as may be determined by the Board of Directors from time to time (the "Conversion Rate"). For example, assuming a $2 price per share of Series G Preferred Stock, and a par value of $0.0001 per share for Common Stock, each share of Series G Preferred Stock would be convertible into 2,000 shares of Common Stock. Such conversion shall be deemed to be

effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series G Preferred Stock of the holder's intention to convert the shares of Series G Stock, together with the holder's stock certificate or certificates evidencing the Series G Preferred Stock to be converted.

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Series G Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series G Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Series G Preferred Shares as provided herein shall be duly and validly issued and fully paid and nonassessable. Effective as of the Conversion Date, such converted Series G Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series G Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series G submitting such conversion notice.

(d) Shares of Series G Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 2.4(a) prior to the reverse split. The conversion rate of shares of Series G Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

2.5 VOTING RIGHTS. Each share of Series G Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Company.

2.6 PRICE AND ISSUANCE.

(a) The initial price of each share of Series G Preferred Stock shall be $2.50.

(b) The price of each share of Series G Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

(c) Shares of Series G Preferred Stock may be issued either i) to persons in exchange for the cancellation and retirement of debt held by such persons, as approved by the Board, or ii) in exchange for shares of Preferred Stock of the Corporation held prior to the adoption of this amended Certificate of Designation, at the sole election of the holder(s) of such shares, and without approval needed from the Board, but at the exchange rate as set by the Board, which rate shall not be different amongst such holder(s).

2.7 LOCK-UP RESTRICTIONS ON CONVERSION. Shares of Series G Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports.

CERTIFICATE OF DESIGNATION, SERIES H PREFERRED STOCK

3.1. DESIGNATION AND NUMBER OF SHARES. Twenty million (20,000,000) shares of Series H Preferred Stock, par value $0.0001 per share, are authorized pursuant to Article IV of the Corporation's Articles of Incorporation, as amended (the "Series H Preferred Stock" or "Series H Preferred Shares").

3.2 ISSUANCE. Shares of Series H Preferred Stock may be issued to holders of debt of the company, as determined by a majority vote of the Board of Directors, or others, as determined by a majority vote of the Board of Directors, or in exchange for shares of Preferred Stock of the Corporation held prior to the adoption of this amended Certificate of Designation, at the sole election of the holder(s) of such shares, and without approval needed from the Board, but at the exchange rate as set by the Board, which rate shall not be different amongst such holder(s).

3.3. DIVIDENDS. The holders of Series H Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

3.4. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series H Preferred Stock, the holders of the Series H Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series H Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series H Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series H Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's Common Stock.

3.5. CONVERSION AND ANTI-DILUTION.

(a) Each share of Series H Preferred Stock shall be convertible, at any time, and/or from time to time, into 500 shares of the Corporation's common stock, par value $0.0001 per share (the "Common Stock"). Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series H Preferred Stock of the holder's intention to convert the shares of Series H Stock, together with the holder's stock certificate or certificates evidencing the Series H Preferred Stock to be converted.

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Series H Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series H Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Series H Preferred Shares as provided herein shall be duly and validly issued and fully paid and nonassessable. Effective as of the Conversion Date, such converted Series H Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series H Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series H submitting such conversion notice.

(d) Shares of Series H Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 3.4(a) prior to the reverse split. The conversion rate for shares of Series H Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

3.6 VOTING RIGHTS. Each share of Series H Preferred Stock shall have one vote for any election or other vote placed before the shareholders of the Company.

3.7 PRICE.

(a) The initial price of each share of Series H Preferred Stock shall be $5.00.

(b) The price of each share of Series H Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

3.8 LOCK-UP RESTRICTIONS ON CONVERSION. Shares of Series H Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Nevada Revised Statutes at which meeting the necessary number of shares as required by statute were voted in favor of the Certificate of Designations.

THIRD: That said Certificate of Designations was duly adopted in accordance with the provisions of the Nevada Revised Statutes.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 4th day of February, 2010.

By: Dennis Atkins, CFO, Secretary ______________________

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

August 13, 2010

Job Number: C20100813-1529
Reference Number: 00002827090-28
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20090656620-96	Certificate of Designation	7 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Christine Rakow
Certificate Number: C20100813-1529
You may verify this certificate online at **http://www.nvsos.gov/**

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number
[signature]	20090656620-96
Ross Miller	Filing Date and Time
Secretary of State	08/31/2009 7:44 **AM**
State of Nevada	Entity Number
	C7958-1996

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

ENVIROXTRACT, INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

SERIES "E" CONVERTIBLE PREFERRED STOCK
of
ENVIROXTRACT, INC.
Enviroxtract, Inc., a Nevada corporation (the "Corporation"), pursuant to Section 78.1955 of the Nevada Revised Statutes, does hereby make this Certificate of Designations, Rights and Preferences and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article III of the Certificate of Amendment of Articles of Incorporation of the Corporation (the "Articles"), which authorizes the issuance of 500,000,000 shares of preferred stock, $0.0001 par value per share, in one or more series, the Board duly adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:
[Remainder of text of Designation is on next pages]

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X [signature: Don A. Paradiso]

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

SERIES "E" CONVERTIBLE PREFERRED STOCK
of
ENVIROXTRACT, INC.

(continued)

RESOLVED , that, pursuant to Article III of the Articles, the Board hereby authorizes the issuance of, and fixes the designation and preferences and rights, and qualifications, limitations and restrictions, of a series of preferred stock of the Corporation consisting of 6,000,000 shares, par value $0.0001 per share, to be designated "Series E Convertible Preferred Stock" (hereinafter, the "Series E Preferred Stock"); each Convertible Preferred share shall have 100 votes per share and shall be converted into 10 (ten) $0.0001 par value common shares upon completion of a reverse stock split of the Corporation's common stock; and be it

RESOLVED, that each share of Series E Preferred Stock shall rank equally in all respects and shall be subject to the following terms and provisions:

1. Dividends. The holders of the Series E Preferred Stock shall be entitled to receive, when, if and as declared by the Board, out of funds legally available therefore, cumulative dividends.

(a) Dividend Periods: Dividend Rate: Calculation of Dividends.

(i) Dividend Periods. The dividend periods (each, a "Dividend Period") shall be as follows: The initial Dividend Period shall begin on the Date of Original Issue and end on the Initial Dividend Payment Date, and each Dividend Period thereafter shall commence on the day following the last day of the preceding Dividend Period and shall end on the next Dividend Payment Date.

(ii) Dividend Rate. The dividend rate on each share of Series E Preferred Stock (the "Dividend Rate"), to be paid per annum on the Liquidation Preference (as defined below) shall be 5%.

(iii) Calculation of Dividends.

(A) The amount of dividends per share of Series E Preferred Stock payable for each Dividend Period or part thereof shall be computed by multiplying the Liquidation Preference by the Dividend Factor (as define below).

(B) The "Dividend Factor" shall be the Dividend Rate multiplied by a fraction, the numerator of which is the number of days in the applicable Dividend Period or part thereof on which the share of Series E Preferred Stock was outstanding and the denominator of which is 365.

(b) No dividends shall be declared or paid or set apart for payment on the shares of Common Stock of the Corporation for any dividend period unless full cumulative dividends have been or contemporaneously are declared and paid on the Series E preferred Stock through the most recent Dividend Payment Date. Without prejudice to the foregoing, if full cumulative dividends have not been paid on shares of the Series E Preferred Stock, all dividends declared on shares of the Series E Preferred Stock shall be paid pro rata to the holders of outstanding shares of the Series E Preferred Stock. The Series E Preferred Stock shall be subordinate to all issued and outstanding shares of Series A, B, C and D Preferred Stock of the Corporation regarding payment of dividends and shall be entitled to receive dividend payments only after all cumulative dividend payments have been made to the holders of Series A, B, C and D Preferred Stock of the Corporation.

2. Voting Rights.

(a) Except as otherwise provided herein or as provided by law, the holders of the Series E Preferred Stock shall have full voting rights and powers, subject to the Beneficial Ownership Cap , if applicable, equal to the voting rights and powers of holders of Common Stock and shall be entitled to notice of any stockholders meeting in accordance with the Bylaws of the Corporation, as amended (the "Bylaws"), and shall be entitled to vote, with respect to any question upon which holders of Common Stock are entitled to vote, including, without limitation, the right to vote for the election of directors, voting together with the holders of Common Stock as one class. Each holder of shares of Series E Preferred Stock shall be entitled to vote on an As-Converted Basis determined on the record date for the taking of a vote, subject to the applicable Beneficial Ownership Cap limitations set forth in Section 5(g), or, if no record date is established, at the day prior to the date such vote is taken or any written consent of stockholders is first executed. Fractional votes shall not however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series E Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). "As-Converted Basis" means, as of the time determination, that number of shares of Common Stock which a holder of Series E Preferred Stock would hold if all shares of Series E Preferred Stock held by such holder were converted into shares of Common Stock. (regardless of the number of shares of Common Stock that the Corporation is then authorized to issue) at the then applicable Conversion Value (as defined below) regardless of whether such shares of Common Stock are then authorized for issuance.

(b) As long as at least 33% of the shares of Series E Preferred Stock issued pursuant to the Business Consulting Agreement are outstanding, the holders of at least a majority of the outstanding Series E Preferred Stock, voting as a separate class, shall be entitled to designate and elect one member of the Board.

3. Rights on Liquidation.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (any such event being hereinafter referred to as a "Liquidation"), before any distribution of assets of the Corporation shall be made to or set apart for the holders of the Common Stock, the holders of Series E Preferred Stock shall be entitled to receive payment out of such assets of the Corporation in an amount equal to the greater of (i) $1.00 per share of Series E Preferred Stock (such applicable foregoing amount being referred to as the "Liquidation Preferences" for the Series E Preferred Stock), plus any accumulated but unpaid dividends (whether or not earned or declared) on the Series E Preferred Stock, and (ii) the amount such holder would have received if such holder has converted its shares of Series E Preferred Stock to Common Stock, subject to but immediately prior to such Liquidation. If the assets of the Corporation available for distribution to the holders of Series E Preferred Stock shall not be sufficient to make in full the payment herein required, such assets shall be distributed pro-rata among the holders of Series E Preferred Stock based on the aggregate Liquidation Preferences of the shares of Series E Preferred Stock held by each such holder. The Liquidation Preferences for the Series E Preferred Stock shall be subordinate to the Liquidation Preferences of all issued and outstanding shares of Series A, B, C and D Preferred Stock of the Corporation and shall be entitled to receive payment of the Liquidation Preference only after all liquidation preference payments have been made to the holders of Series A, B, C and D Preferred Stock of the Corporation.

(b) If the assets of the Corporation available for distribution to stockholders exceed the aggregate amount payable with respect to all shares of Series E Preferred Stock then outstanding, then , after the payment required by paragraph 3(a) above shall have been made or irrevocably set aside, the holders of Common Stock shall be entitled to receive payment of a pro rate portion of such remaining assets based on the aggregate number of shares of Common Stock held or deemed to be held by such

holder. The holders of Series E Preferred Stock shall not have the right to participate in such aforementioned distribution.

4. Actions Requiring the Consent of Holders of Series E Preferred Stock.

(a) As long as at least 33% of the shares of Series E Preferred Stock issued pursuant to the that Asset Purchase Agreement between EnviroXtract, Inc., an Oklahoma corporation and Cambridge Energy Corp. (the "Purchase Agreement"), are outstanding, the consent of the holders of at least 50% of the shares of Series E Preferred Stock at the time outstanding, given in accordance with the Articles and the Bylaws, shall be necessary for effecting or validating any of the following transactions or acts, whether by merger, consolidation or otherwise:

(i) Any amendment, alteration or repeal of any of the provisions of this Certificate of Designation in a manner that will adversely affect the rights of the holders of the Series E Preferred Stock; provide however, that no such consent shall be required for the Corporation to amend the Certificate to increase the Corporation's shares of Common Stock or undersigned Preferred Stock;

(ii) The authorization or creation by the Corporation of, or the increase in the number of authorized shares of, any stock of any class, or any security convertible into stock of any class, or the authorization or creation of any new class of preferred stock (or any action which would result in another series of preferred stock), in each case, ranking in terms of liquidation preference, redemption rights or dividend rights, *pari passu* with or senior to, the Series E Preferred Stock in any manner; provided, however, that no such consent shall be required for the Corporation to amend the Articles to increase the Corporation's shares of Common Stock or undersigned Preferred Stock; and

(iii) The entrance by the Corporation into any indebtedness in an amount greater than $1,000,000.

(b) The above-listed actions by the Corporation will no longer require a vote of the holders of Series E Preferred Stock at such time as:

(i) The Corporation first earns an annual EBITDA (earnings before interest, tax, depreciation and authorization) of at least $100,000,000 over any trailing 12-month period; and

(ii) Stockholder's Equity as recorded on the Corporation's balance sheet in accordance with Generally Accepted Accounting Principles first becomes at least $200,000,000.

5. Conversion.

(a) Automatic Conversion. Pursuant to the terms of the Asset Purchase Agreement between EnviroXtract, Inc., an Oklahoma corporation and Cambridge Energy Corp., each share of Series E Preferred Stock shall convert to ten (10) shares of common stock of the Corporation upon completion of a reverse stock split by the Corporation.

(b) Mechanics of Conversion.

(i) Upon receipt of notice of the completion of a reverse stock split by the Corporation, the holder of shares of Series E Preferred Stock shall surrender to the Corporation not later than five (5) business days thereafter each Series E Preferred Stock certificate held and the attached Conversion Notice (the "Conversion Notice"). The Conversion Notice shall also contain a statement of the

name or names (with addresses and tax identification or social security numbers) in which the certificate or certificates for Common Stock shall be issued, if other than the name in which the Conversion Shares are registered. As promptly as practicable after the receipt of the Conversion Notice, the Corporation shall issue and deliver, or cause to be delivered, to the holder of the Converting Shares or such holder's nominee, a certificate or certificates for the number of shares of Common Stock issue able upon the conversion of such Converting Shares. Such conversion shall be deemed to have been effected as of the close of business on the date of receipt by the Corporation of the Conversion Notice (the "Conversion Date"), and the person or persons entitled to receive the shares of Common Stock issue able upon conversion shall be treated for all purposes as the holder or holders of record of such shares of Common Stock as of the close of business on the Conversion Date.

(ii) The Corporation shall issue certificates representing the shares of Common Stock to be received upon conversion of the Series E Preferred Stock (the "Conversion Shares") (and certificated for unconverted Series E Preferred Stock) as promptly as practicable following the Conversion Date and shall transmit the certificates by messenger or reputable overnight delivery service to reach the address designed by such holder as promptly as practicable after the receipt by the Corporation of such Conversion Notice. In lieu of delivering physical certificates representing the Conversion Shares or in payment of dividends hereunder, provide the Corporation's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the holder, the Corporation shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion or dividend payment to the holder, by crediting the account of the holder's prime broker with DTC though its Deposit Withdrawal Agent Commission ("DWAC") system. Such holder and the Corporation agree to coordinate with DTC to accomplish this objective. The person or persons entitled to receive the Common Stock Issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares at the close of business on the Conversion Date.

(ii) In the event the Corporation is prohibited from issuing shares of Common Stock as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Corporation shall promptly as practicable use commercially reasonable efforts to seek the approval of its stockholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon the full conversion of the then outstanding shares of Series E Preferred Stock.

6. Notices of Record Date. In the Event of any fixing by the Corporation of a record date for the holders of any class of securitized for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend or a dividend set forth in Section 1 hereof) or other distribution, any shares of Common Stock or other securities, or any right to subscribe for, purchase or otherwise acquire, or any option for the purchase of any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holders of Series E Preferred Stock at least five (5) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or right.

7. Notices . All notices, requests, consents and other communication hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, by facsimile or e-mail (if agreed to by the Investor), or (B) if delivered from outside the United States, by international express courier, facsimile or e-mail (if agreed to by a holder or Series E Preferred Stock), and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile or email, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:
Don A. Paradiso, Chief Executive Officer
5499 N. Federal Highway, Ste. D
Boca Raton, FL 33487

(b) if to a holder of Series E Preferred Stock, to the address, facsimile number or e-mail address appearing in the Corporation's stockholder records or, in either case, to such other address, facsimile number or e-mail address as the Corporation or a holder of Series E Preferred Stock may provide to the other in accordance with this Section.

8. Stock Transfer Taxes. The issue of the stock certificates upon conversion of the Series E Preferred Stock shall be made without charge to the converting holder for any transfer tax in respect of such issue; provide, however, that the Corporation shall be entitled to withhold any applicable withholding taxes with respect to such issue, if any. The Corporation shall not however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of any of the Series E Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such stock certificated unless and until the person on persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

IN WITNESS WHEROF, the undersigned being a duly authorized officer of the Corporation, does file this Certificate of Designation, Rights and Preferences, hereby declaring and certifying that the facts stated herein are true and accordingly has hereunto set his hand this 3rd day of July, 2009

ENVIROXTRACT, INC.

Don A. Paradiso,
Director and Chief Executive Officer

EXHIBIT "A"

ENVIROXTRACT, INC.
CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series E Convertible Preferred Stock of Enviroxtract, Inc. (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series E Preferred Stock, par value $0.0001 per share (the "Preferred Shares"), of Enviroxtract, Inc., a Nevada corporation (the "Corporation"), indicated below into shares of Common Stock, par value $0.0001 per share (the "Common Stock"), of the Corporation, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion: ______________________________

Number of Preferred Shares to be converted: ______________________________

Stock certificate no(s). of Preferred Shares to be converted: ____________________

Please confirm the following information:

Conversion Rate: 10 Common Shares for 1 Preferred Share

Number of shares of Common Stock to be issued: ______________________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: ____________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Corporation in the following name and to the following address:

Issue to: ______________________________
____

Facsimile Number: ______________________________

Authorization: ______________________________
By: ______________________________
Title: ______________________________

Dated: ____________________

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

August 13, 2010

Job Number: C20100813-1529
Reference Number: 00002827090-28
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	**Description**	**Number of Pages**
20090528840-48	Amendment	2 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Christine Rakow
Certificate Number: C20100813-1529
You may verify this certificate
online at **http://www.nvsos.gov/**

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20090528840-48
	Filing Date and Time: 07/06/2009 5:00 PM
	Entity Number: C7958-1996

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Cambridge Energy Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

FIRST. The name of the corporation is

ENVIROXTRACT, INC.

THIRD.

The number and class and/or series of shares the corporation is authorized to issue is as follows:

[Remainder of Article THIRD is attached]

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: >66% of all shares outstanding

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

x [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION OF CAMBRIDGE ENERGY CORPORATION

(continued)

Authorized Shares	Class or Series	Par Value
1,000,000,000	Common	$.0001
500,000,000	Preferred	$.0001

The Board of Directors is expressly vested with the authority to divide any or all of the Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of each series so established, provided, however, that the rights and preferences of various series may vary only with respect to:

(a) the rate of dividend;
(b) whether the shares maybe called and, if so, the call price and the terms and conditions of call;
(c) the amount payable upon the shares in the event of voluntary and involuntary liquidation;
(d) sinking fund provisions, if any, for the call or redemption of the shares;
(e) the terms and conditions, if any, on which the shares may be converted;
(f) voting rights; and
(g) whether the shares will be cumulative, noncumulative or partially cumulative as to dividends and the dates from which any cumulative dividends are to accumulate.

The Board of Directors shall exercise the foregoing authority by adopting a resolution setting forth the designation of each series and the number of shares therein, and fixing and determining the relative rights and preferences thereof.

ENVIROXTRACT, INC.

Don A. Paradiso

Don A. Paradiso, President

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

August 13, 2010

Job Number: C20100813-1529
Reference Number: 00002827090-28
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20090528807-31	Certificate of Designation	6 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Christine Rakow
Certificate Number: C20100813-1529
You may verify this certificate online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number 20090528807-31
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/06/2009 4:50 PM
	Entity Number C7958-1996

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

Cambridge Energy Corporation

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

SERIES "D" CONVERTIBLE PREFERRED STOCK
of
CAMBRIDGE ENERGY CORPORATION
CAMBRIDGE ENERGY CORPORATION, a Nevada corporation (the "Corporation"), pursuant to Section 78.1955 of the Nevada Revised Statutes, does hereby make this Certificate of Designations, Rights and Preferences and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article III of the Certificate of Amendment of Articles of Incorporation of the Corporation (the "Articles"), which authorizes the issuance of 25,000,000 shares of preferred stock, $0.0001 par value per share, in one or more series, the Board duly adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:
[Remainder of Text of Designations is Attached]

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X Donald Paradiso

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

SERIES "D" CONVERTIBLE PREFERRED STOCK
of
CAMBRIDGE ENERGY CORPORATION

RESOLVED, that, pursuant to Article III of the Articles, the Board hereby authorizes the issuance of, and fixes the designation and preferences and rights, and qualifications, limitations and restrictions, of a series of preferred stock of the Corporation consisting of 15,000,000 shares, par value $0.0001 per share, to be designated "Series D Convertible Preferred Stock" (hereinafter, the "Series D Preferred Stock"); each Convertible Preferred share may be converted at anytime within 60 months of issuance of this agreement for 25 $0.0001 par value common shares; and be it

RESOLVED, that each share of Series D Preferred Stock shall rank equally in all respects and shall be subject to the following terms and provisions:

1. Dividends. The holders of the Series D Preferred Stock shall be entitled to receive, when, if and as declared by the Board, out of funds legally available therefore, cumulative dividends.

(a) Dividend Periods: Dividend Rate: Calculation of Dividends.

(i) Dividend Periods. The dividend periods (each, a "Dividend Period") shall be as follows: The initial Dividend Period shall begin on the Date of Original Issue and end on the Initial Dividend Payment Date, and each Dividend Period thereafter shall commence on the day following the last day of the preceding Dividend Period and shall end on the next Dividend Payment Date.

(ii) Dividend Rate. The dividend rate on each share of Series D Preferred Stock (the "Dividend Rate"), to be paid per annum on the Liquidation Preference (as defined below) shall be 5%.

(iii) Calculation of Dividends.

(A) The amount of dividends per share of Series D Preferred Stock payable for each Dividend Period or part thereof shall be computed by multiplying the Liquidation Preference by the Dividend Factor (as define below).

(B) The "Dividend Factor" shall be the Dividend Rate multiplied by a fraction, the numerator of which is the number of days in the applicable Dividend Period or part thereof on which the share of Series D Preferred Stock was outstanding and the denominator of which is 365.

(b) No dividends shall be declared or paid or set apart for payment on the shares of Common Stock or any other class or series of capital stock of the Corporation for any dividend period unless full cumulative dividends have been or contemporaneously are declared and paid on the Series D preferred Stock through the most recent Dividend Payment Date. Without prejudice to the foregoing, if full cumulative dividends have not been paid on shares of the Series D Preferred Stock, all dividends declared on shares of the Series D Preferred Stock shall be paid pro rata to the holders of outstanding shares of the Series D Preferred Stock.

2. Voting Rights.

(a) Except as otherwise provided herein or as provided by law, the holders of the Series D Preferred Stock shall have full voting rights and powers, subject to the Beneficial Ownership Cap, if applicable, equal to the voting rights and powers of holders of Common Stock and shall be entitled to notice of any stockholders meeting in accordance with the Bylaws of the Corporation, as amended (the "Bylaws"), and shall be entitled to vote, with respect to any question upon which holders of Common Stock are entitled to vote, including, without limitation, the right to vote for the election of directors, voting together with the holders of Common Stock as one class. Each holder of shares of Series D Preferred Stock shall be entitled to vote on an As-Converted Basis determined on the record date for the taking of a vote, subject to the applicable Beneficial Ownership Cap limitations set forth in Section 5(g), or, if no record date is established, at the day prior to the date such vote is taken or any written consent of stockholders is first executed. Fractional votes shall not however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series D Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). "As-Converted Basis" means, as of the time determination, that number of shares of Common Stock which a holder of Series D Preferred Stock would hold if all shares of Series D Preferred Stock held by such holder were converted into shares of Common Stock. (regardless of the number of shares of Common Stock that the Corporation is then authorized to issue) at the then applicable Conversion Value (as defined below) regardless of whether such shares of Common Stock are then authorized for issuance.

(b) As long as at least 33% of the shares of Series D Preferred Stock issued pursuant to the Business Consulting Agreement are outstanding, the holders of at least a majority of the outstanding Series D Preferred Stock, voting as a separate class, shall be entitled to designate and elect one member of the Board.

3. Rights on Liquidation.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (any such event being hereinafter referred to as a "Liquidation"), before any distribution of assets of the Corporation shall be made to or set apart for the holders of the Common Stock or any other class of preferred stock, the holders of Series D Preferred Stock shall be entitled to receive payment out of such assets of the Corporation in an amount equal to the greater of (i) $1.00 per share of Series D Preferred Stock (such applicable foregoing amount being referred to as the "Liquidation Preferences" for the Series D Preferred Stock), plus any accumulated but unpaid dividends (whether or not earned or declared) on the Series D Preferred Stock, and (ii) the amount such holder would have received if such holder has converted its shares of Series D Preferred Stock to Common Stock, subject to but immediately prior to such Liquidation. If the assets of the Corporation available for distribution to the holders of Series D Preferred Stock shall not be sufficient to make in full the payment herein required, such assets shall be distributed pro-rate among the holders of Series D Preferred Stock based on the aggregate Liquidation Preferences of the shares of Series D Preferred Stock held by each such holder.

(b) If the assets of the Corporation available for distribution to stockholders exceed the aggregate amount payable with respect to all shares of Series D Preferred Stock then outstanding, then , after the payment required by paragraph 3(a) above shall have been made or irrevocably set aside, the holders of Common Stock shall be entitled to receive payment of a pro rata portion of such remaining assets based on the aggregate number of shares of Common Stock held or deemed to be held by such holder. The holders of Series D Preferred Stock shall not have the right to participate in such aforementioned distribution.

4. Actions Requiring the Consent of Holders of Series D Preferred Stock.

(a) As long as at least 33% of the shares of Series D Preferred Stock issued pursuant to the that certain Business Consulting Agreement, by and between the corporation and those accredited investors party thereto (the "Purchase Agreement"), are outstanding, the consent of the holders of at least 50% of the shares of Series D Preferred Stock at the time outstanding, given in accordance with the Articles and the Bylaws, shall be necessary for effecting or validating any of the following transactions or acts, whether by merger, consolidation or otherwise:

(i) Any amendment, alteration or repeal of any of the provisions of this Certificate of Designation in a manner that will adversely affect the rights of the holders of the Series D Preferred Stock; provide however, that no such consent shall be required for the Corporation to amend the Certificate to increase the Corporation's shares of Common Stock or undersigned Preferred Stock;

(ii) The authorization or creation by the Corporation of, or the increase in the number of authorized shares of, any stock of any class, or any security convertible into stock of any class, or the authorization or creation of any new class of preferred stock (or any action which would result in another series of preferred stock), in each case, ranking in terms of liquidation preference, redemption rights or dividend rights, *pari passu* with or senior to, the Series D Preferred Stock in any manner; provide, however, that no such consent shall be required for the Corporation to amend the Articles to increase the Corporation's shares of Common Stock or undersigned Preferred Stock; and

(iii) The entrance by the Corporation into any indebtedness in an amount greater than $1,000,000.

(b) The above-listed actions by the Corporation will no longer require a vote of the holders of Series D Preferred Stock at such time as:

(i) The Corporation first earns an annual EBITDA (earnings before interest, tax, depreciation and authorization) of at least $100,000,000 over any trailing 12-month period; and

(ii) Stockholder's Equity as recorded on the Corporation's balance sheet in accordance with Generally Accepted Accounting Principles first becomes at least $200,000,000.

5. Conversion.

(a) Right to Convert. Subject to the limitations set forth in Section 5(g) hereof, the holder of any share or shares of Series D Preferred Stock shall have the right at any time, at such holder's option, to convert all or any lesser portion of such holder's shares of Series D Preferred Stock

(b) Mechanics of Conversion.

(i) Such right of conversion (other than mandatory conversion) shall be exercised by the holder of shares of Series D Preferred Stock by delivering to the Corporation a conversion notice in the form attached hereto as Exhibit A (the "Conversion Notice"), appropriately completed and duly signed and specifying the number of shares of Series D Preferred Stock that the holder elects to convert (the "Converting Shares") into shares of Common Stock, and by surrender not later than two (2) business days thereafter of the certificate or certificates representing such Converting Shares. The Conversion Notice shall also contain a statement of the name or names (with addresses and tax identification or social security numbers) in which the certificate or certificates for Common Stock shall be issued, if other than the name in

which the Conversion Shares are registered. As promptly as practicable after the receipt of the Conversion Notice, the Corporation shall issue and deliver, or cause to be delivered, to the holder of the Converting Shares or such holder's nominee, a certificate or certificates for the number of shares of Common Stock issue able upon the conversion of such Converting Shares. Such conversion shall be deemed to have been effected as of the close of business on the date of receipt by the Corporation of the Conversion Notice (the "Conversion Date"), and the person or persons entitled to receive the shares of Common Stock issue able upon conversion shall be treated for all purposes as the holder or holders of record of such shares of Common Stock as of the close of business on the Conversion Date.

(ii) The Corporation shall issue certificates representing the shares of Common Stock to be received upon conversion of the Series D Preferred Stock (the "Conversion Shares") (and certificated for unconverted Series D Preferred Stock) as promptly as practicable following the Conversion Date and shall transmit the certificates by messenger or reputable overnight delivery service to reach the address designed by such holder as promptly as practicable after the receipt by the Corporation of such Conversion Notice. If certificates evidencing the Conversion Shares are not received by the holder within (10) business days of the Conversion Notice, then the holder will be entitled to revoke and withdraw its Conversion Notice, in whole or in part, at any time prior to its receipt of those certificates. In lieu of delivering physical certificates representing the Conversion Shares or in payment of dividends hereunder, provide the Corporation's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the holder, the Corporation shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion or dividend payment to the holder, by crediting the account of the holder's prime broker with DTC though its Deposit Withdrawal Agent Commission ("DWAC") system. Such holder and the Corporation agree to coordinate with DTC to accomplish this objective. The person or persons entitled to receive the Common Stock Issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares at the close of business on the Conversion Date.

(ii) In the event the Corporation is prohibited from issuing shares of Common Stock as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Corporation shall promptly as practicable use commercially reasonable efforts to seek the approval of its stockholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon the full conversion of the then outstanding shares of Series A Preferred Stock.

6. Notices of Record Date. In the Event of any fixing by the Corporation of a record date for the holders of any class of securitized for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend or a dividend set forth in Section 1 hereof) or other distribution, any shares of Common Stock or other securities, or any right to subscribe for, purchase or otherwise acquire, or any option for the purchase of any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holders of Series D Preferred Stock at least five (5) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or right.

7. Notices. All notices, requests, consents and other communication hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, by facsimile or e-mail (if agreed to by the Investor), or (B) if delivered from outside the United States, by international express courier, facsimile or e-mail (if agreed to by a holder or Series D Preferred Stock), and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal

Express, two business days after so mailed, (iv) if delivered by facsimile or email, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:
Don Paradiso, President
5499 N. Federal Highway, Ste. D
Boca Raton, FL 33487

(b) if to a holder of Series D Preferred Stock, to the address, facsimile number or e-mail address appearing in the Corporation's stockholder records or, in either case, to such other address, facsimile number or e-mail address as the Corporation or a holder of Series D Preferred Stock may provide to the other in accordance with this Section.

8. Stock Transfer Taxes. The issue of the stock certificates upon conversion of the Series D Preferred Stock shall be made without charge to the converting holder for any transfer tax in respect of such issue; provide, however, that the Corporation shall be entitled to withhold any applicable withholding taxes with respect to such issue, if any. The Corporation shall not however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of any of the Series D Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such stock certificated unless and until the person on persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

IN WITNESS WHEROF, the undersigned being a duly authorized officer of the Corporation, does file this Certificate of Designation, Rights and Preferences, hereby declaring and certifying that the facts stated herein are true and accordingly has hereunto set his hand this 14th day of January, 2008

CAMBRIDGE ENERGY CORPORATION

Don A. Paradiso,
Director and President

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

August 13, 2010

Job Number: C20100813-1529
Reference Number: 00002827090-28
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
C7958-1996-005	Amendment	4 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Christine Rakow
Certificate Number: C20100813-1529
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

FY00 48798-
$75-

FILED # C 7958-96

MAR 1 5 2000

IN THE OFFICE OF
[signature]
DEAN HELLER SECRETARY OF STATE

CAMBRIDGE ENERGY CORPORATION
Certificate of Designation
Series "A" Convertible Redeemable 8% Preferred Stock

Pursuant to Section 78.195, NRS, Nevada Corporation Law, Cambridge Energy Corporation, Inc. (the "Company") hereby designates the preferences, limitations and relative rights associated with SERIES "A" CONVERTIBLE REDEEMABLE 8% PREFERRED SHARES. Said shares are described as follows:

Dividend Preference: Prior to any payment of dividends on the Common Stock of the Company, dividends will be paid to the holders of Series A Units at the rate of 8% per annum from funds legally available. Dividends on the Series A Unit will be non cumulative.

Liquidation Preference: In the event of any liquidation or winding up of the Company, the holders of the Series A Units will be entitled to receive in preference to holders of Common Stock an amount equal to the purchase price of the Series A Units per share plus declared but unpaid dividends. Thereafter, the remaining proceeds shall be shared pro rata by all holders of Common Stock.

Conversion and Redemption Rights: (1) The Series A Units may be converted into Common during a period beginning with the date of issue and ending 24 months therefrom, at the option of the holders subject to the applicable regulatory concerns and the rights reserved to the Company set out herein. (2) The conversion price of the Series A Unit will be subject to proportional adjustment for stock splits and reverse stock splits. The Company shall be entitled, after twelve months from the closing to redeem the Preferred Units at a price of $5.00. The holder of the Shares shall have the right to exercise its conversion rights for 30 days after notice of redemption under this provision..

Voting Rights: The holders of Series A Convertible Redeemable 8% Preferred Shares shall not be entitled to voting rights.

Number of Shares: The Company shall be authorized to issued not more than 150,000 Series A Convertible Redeemable 8% Preferred Shares.

In Witness Whereof we have set our hand and seal this 1st Day of October, 1998.

[signature]
Perry Douglas West, President

[signature]
Assistant Secretary

ACKNOWLEDGEMENT

STATE OF Florida

COUNTY OF Broward

On December 1, 1999, personally appeared before me, a Notary Public [handwritten name] and Jonathan [handwritten] who acknowledged that they executed the above instrument.

[signature]

Notary Public
My Commission Expires

Debra L. Ricci
Commission # CC 87815
Expires Oct. 10, 2003
Bonded Thru
Atlantic Bonding Co., Inc.

FY 0048798-
$75-

FILED # C 7958-96

MAR 1 5 2000

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

CAMBRIDGE ENERGY CORPORATION
Certificate of Designation
Series "B" Convertible Preferred Stock

Pursuant to Section 78.195, NRS, Nevada Corporation Law, Cambridge Energy Corporation, Inc. (the "Company") hereby designates the preferences, limitations and relative rights associated with SERIES "B" CONVERTIBLE PREFERRED SHARES. Said shares are described as follows:

Dividend Preference: Prior to any payment of dividends on the Common Stock of the Company, dividends will be paid to the holders of Series B Units at the rate of 8% per annum from funds legally available. Dividends on the Series B Unit will be non cumulative.

Liquidation Preference: In the event of any liquidation or winding up of the Company, the holders of the Series B Units will be entitled pro rata with the holders of other preferred shares to receive in preference to holders of Common Stock an amount equal to the purchase price of the Series B Units per share plus declared but unpaid dividends. Thereafter, the remaining proceeds shall be shared pro rata by all holders of Common Stock.

Conversion and Redemption Rights: (1) The Series B Units may be converted into Common during a period beginning with the date of issue and ending 24 months therefrom, at the option of the holders subject to the applicable regulatory concerns and the rights reserved to the Company set out herein. (2) The conversion price of the Series B Unit will be subject to proportional adjustment for stock splits and reverse stock splits. The Company shall be entitled, Commencing April 1, 2000, to redeem the Preferred Units at a price of $2.50. The holder of the Shares shall have the right to exercise its conversion rights for 30 days after notice of redemption under this provision..

Voting Rights: The holders of Series B Convertible Preferred Shares shall not be entitled to voting rights.

Number of Shares: The Company shall be authorized to issued not more than 100,000 Series B Convertible Preferred Shares.

In Witness Whereof we have set our hand and seal this 1st Day of August, 1999.

Perry Douglas West, President

Assistant Secretary

ACKNOWLEDGEMENT

STATE OF Florida

COUNTY OF Brevard

On February 9, 2000, personally appeared before me, a Notary Public Penny Dyball West and Jonathan Pratt who acknowledged that they executed the above instrument.

Debra Lynn Ricci

Notary Public

My Commission Expires

Debra L. Ricci
Commission # CC 878157
Expires Oct. 10, 2003
Bonded Thru
Atlantic Bonding Co., Inc.

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

August 13, 2010

Job Number: C20100813-1529
Reference Number: 00002827090-28
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
C7958-1996-004	Amendment	2 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Christine Rakow
Certificate Number: C20100813-1529
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

(#75-)

FILED # C7958-96

MAR 1 4 2000

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

CAMBRIDGE ENERGY CORPORATION
Certificate of Designation
Series "C" Convertible Redeemable 10% Preferred Stock

Pursuant to Section 78.195, NRS, Nevada Corporation Law, Cambridge Energy Corporation, Inc. (the "Company") hereby designates the preferences, limitations and relative rights associated with SERIES "C" CONVERTIBLE REDEEMABLE 10% PREFERRED SHARES. Said shares are described as follows:

The Company has authorized the issuance of a maximum of 55,000 Convertible Redeemable 10% Preferred Shares pursuant to a Certificate of Designation. Each share is convertible into 100 shares of the Company's Common Stock at any time after issue. Each share is redeemable at a price of $105 per share by the Company after 12 months from the date of issue and after the market price of the Company's Common Stock equals or exceeds $2.00 per share for 20 consecutive trading days. Upon conversion of the shares into Common Stock, holders shall be entitled to "piggy back" registration rights included in the Company's next registration statement filed with the Securities and Exchange Commission for the registration of shares other than for an employee benefit or option program. These rights shall extend for a period of 5 years from the date of closing. In addition, after the expiration of 180 days from the date of this offering and after conversion of the Shares to common stock, the holders of a majority of the common stock underlying the Shares shall be entitled to demand the filing of a registration statement covering these shares within 90 days of such demand. These rights shall extend for a period of 5 years from the date of closing.

Dividend Preference: Prior to any payment of dividends on the Common Stock of the Company, dividends will be paid to the holders of Series C Shares at the rate of 10% per annum from funds legally available. Dividends on the Series C Shares will be non cumulative.

Liquidation Preference: In the event of any liquidation or winding up of the Company, the holders of the Series C Shares will be entitled pro rata with the holders of other preferred shares to receive in preference to holders of Common Stock an amount equal to the purchase price of the Series C Shares per share plus declared but unpaid dividends. Thereafter, the remaining proceeds shall be shared pro rata by all holders of Common Stock.

Voting Rights: The holders of Series C Shares shall not be entitled to voting rights.

Number of Shares: The Company shall be authorized to issued not more than 55,000 Series C Shares.

In Witness Whereof we have set our hand and seal this 10th Day of March, 2000.

Perry Douglas West, President

Assistant Secretary

03/14/2000 10:19A RAA135 FY00-000-56804

ACKNOWLEDGEMENT

STATE OF Florida

COUNTY OF Broward

On March 10, 2000, personally appeared before me, a Notary Public Perry D. West and Jonathan Fooks who acknowledged that they executed the above instrument.

Debra Ricci

Notary Public

My Commission Expires

Debra L. Ricci
Commission # CC 878157
Expires Oct. 10, 2003
Bonded Thru
Atlantic Bonding Co., Inc.

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

August 13, 2010

Job Number: C20100813-1529
Reference Number: 00002827090-28
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
C7958-1996-001	Articles of Incorporation	4 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Christine Rakow
Certificate Number: C20100813-1529
You may verify this certificate
online at **http://www.nvsos.gov/**

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

APR - 9 1996

No. 7958-96

Dean Heller

DEAN HELLER, SECRETARY OF STATE

4-9-96 dp
9 50

ARTICLES OF INCORPORATION

OF

CAMBRIDGE ENERGY CORPORATION

* * * * *

FIRST. The name of the corporation is
CAMBRIDGE ENERGY CORPORATION

SECOND. Its registered office in the State of Nevada is located at 3230 E. Flamingo Road, #156, Las Vegas, Nevada. The name of its resident agent at that address is Gateway Enterprises, Inc. of Nevada.

THIRD. The number and class and/or series of shares the corporation is authorized to issue is as follows:

Authorized Shares	Class or Series	Par Value
2,000,000	Common	$.001
100.000	Preferred	$.001

The Board of Directors is hereby authorized to prescribe by resolution the voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designation of each of the above class or series of stock.

FOURTH. The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such a manner as shall be provided by the bylaws of this corporation.

The name and address of first Board of Directors, which shall be a minimum of two (2) and a maximum of five (5) in number, is as follows:

NAME	ADDRESS
Perry Douglas West	215 South Riverside Drive Cocoa, Florida 32922
Lee M. Payne	215 South Riverside Drive Cocoa, Florida 32922

FIFTH. The name and address of each of the incorporators signing the articles of incorporation are as follows:

NAME	ADDRESS
Perry Douglas West	215 South Riverside Drive Cocoa, Florida 32922
Lee M. Payne	215 South Riverside Drive Cocoa, Florida 32922

WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Nevada, do make and file these articles of incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set our hands this 29 day of March, 1996.

Perry Douglas West

Lee M. Payne

STATE OF FLORIDA

County of Brevard

On this 29 day of March, 1996, before me, a Notary Public, personally appeared Perry Douglas West and Lee M. Payne, and who severally acknowledged that they executed the above instrument.

Dorothy Morreale
Notary Public
(Stamp)

DOROTHY MORREALE
MY COMMISSION # CC 456852
EXPIRES: April 30, 1999
Bonded Thru Notary Public Underwriters

STATE OF NEVADA

Secretary Of State

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

APR - 9 1996

No. 7958-96

Dean Heller

DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT

IN THE MATTER OF CAMBRIDGE ENERGY CORPORATION
Name of corporation

I, GATEWAY ENTERPRISES, INC.
Name of Resident Agent
with address at Suite 156

Street 3230 EAST FLAMINGO ROAD

Town of LAS VEGAS, County of CLARK, State of Nevada, hereby accept the appointment as Resident Agent of the above-entitled corporation in accordance with NRS 78.090.

FURTHERMORE, that the principal office in this state is located at Suite 156

Street 3230 EAST FLAMINGO ROAD

Town of LAS VEGAS, County of CLARK

State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand this 29TH day of MARCH 19 96.

GATEWAY ENTERPRISES, INC.

[signature]

Resident Agent

NRS 78.090 Except during any period of vacancy described in NRS 78.097, every corporation shall have a resident agent, who may be either a natural person or a corporation, resident or located in this state, in charge of its principal office. The resident agent may be any bank or banking corporation, or other corporation, located and doing business in this state. The certificate of acceptance must be filed at the time of the initial filing of the corporate papers.